UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 16, 2010
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                        1-4141                13-1890974
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications
pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 5.        Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                  (b) On March 16, 2010, The Great Atlantic & Pacific Tea Company, Inc. and Jennifer MacLeod, the Company's Senior Vice President, Marketing and Communications, mutually agreed that Ms. MacLeod will leave the Company to pursue other opportunities.







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 22, 2010


                             THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                             By:     /s/   Christopher W. McGarry
                                     -----------------------------
                             Senior Vice President, General Counsel & Secretary